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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 21, 1997

                             SystemSoft Corporation
               --------------------------------------------------
               (Exact name of Registrant as specified in Charter)





            Delaware                   0-24418                   04-3121799
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(State or Other Jurisdiction of   (Commission File             (IRS Employer
         Incorporation)                Number)               Identification No.)


              2 Vision Drive, Natick, Massachusetts         01760
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             (Address of Principal Executive Offices)     (Zip Code)


       Registrant's telephone number, including area code: (508) 651-0088
                                                           --------------


                ------------------------------------------------
                (Former Name or Former Address, if Changed Since
                                  Last Report)

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                 Total Number of Sequentially Numbered Pages 11.
                        Exhibit Index Appears on Page 4.


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ITEM 5.  OTHER EVENTS.

      On August 21, 1997, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.      Exhibit
-----------      -------

99.1             Press Release of the Company dated August 21, 1997.





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                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SYSTEMSOFT CORPORATION



Dated:  August 29, 1997                      By: /s/ Paul J. Pedevillano
                                                 -------------------------------
                                                 Paul J. Pedevillano,
                                                 Vice President, Finance and
                                                 Chief Financial Officer




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
                                  EXHIBIT INDEX
                                  -------------


Exhibit No.   Description                                              Page No.
-----------   -----------                                              --------

99.1          Press Release of the Company dated August 21, 1997.      5











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